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                                                                   EXHIBIT 10.27

                          BRILLIANT INTERACTIVE, INC.
                                PROMISSORY NOTE
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U.S. $150,000.00                                              September 10, 1996


     Subject to the terms and conditions of this promissory note (the "Note"), Brilliant Interactive, Inc., a Delaware corporation (the "Company"), for value received, promises to pay to the order of Reefknot Ltd., a company formed under the laws of Ireland, or its registered assigns (the "Noteholder"), whose address is set forth in Section 8.3 below, the principal amount of ONE HUNDRED AND FIFTY THOUSAND DOLLARS plus simple interest on the unpaid principal balance from the date hereof at the rate of ten percent (10%) per annum. Such principal amount plus all accrued but previously unpaid interest will be due and payable on the first to occur of (i) the closing of an underwritten initial public offering of the Common Stock of the Company, and (ii) the first anniversary of the Note Date.

     Principal and interest payable hereunder shall be paid to the Noteholder in lawful money of the United States of America by wire transfer to such bank account or at such other address or location as shall be specified by the Noteholder.

      The following is a statement of the rights of the Noteholder and the terms and conditions to which this Note is subject; and to which the Company and the Noteholder, by the acceptance of this Note, agree.

      1.  Events of Default.  If any of the following events shall occur and be
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continuing (each individually referred to as an "Event of Default"), the
Noteholder may declare the entire unpaid principal and accrued interest on this
Note immediately due and payable, without any other presentment, demand, protest or other notice of any kind or character, all of which are hereby expressly waived; provided, however, that with respect to the Events of Default described
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in Sections 1.a and 1.b below, the unpaid principal and accrued interest on this
Note shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company;

         a.  Principal or Interest.  (a) Any default in the payment of any part
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of the interest of this Note shall occur and such default shall be continuing uncured or unwaived for 30 days after the Noteholder has given the Company written notice thereof or (b) the Company's failure to observe any covenant or other provision contained in this Note or the Agreement and such failure of observation shall be continuing uncured or unwaived for 30 days after the Noteholder has given the Company written notice thereof;

















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         b.  Involuntary Bankruptcy.  Within 180 days after the commencement of
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an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or the stay of any such order or proceeding shall thereafter be set aside, or within 180 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

        c.  Voluntary Bankruptcy.  The Company shall have commenced a voluntary
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case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official, of the Company or for any substantial part of its property, or shall have made any general assignment for the benefit of creditors, or shall have failed generally to pay its debts as they become due or shall have admitted in writing its inability to pay its debts generally as they become due, or shall have taken any corporate action in furtherance of any of the foregoing.

      2.  Remedies.  If any Events of Default shall have occurred and be
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continuing, the Noteholder may proceed to protect and enforce its rights under this Note by an action in law, suit in equity or other appropriate proceeding, whether for specific performance of any agreement contained in this Note or in the Agreement or for an injunction against a violation of any terms of this Note or of the Agreement or in aid of the exercise of any power granted by this Note, the Agreement or by law. In case any action is brought arising from a breach of any provision of this Note, the non-prevailing party shall pay to the prevailing party all of the prevailing party's fees and expenses, including without limitation reasonable attorneys' fees, relating to such action. No course of dealing and no delay on the part of the Noteholder in exercising any right shall operate as a waiver thereof or otherwise prejudice the Noteholder's rights, powers or remedies. No right, power or remedy conferred by this Note or by the Agreement upon the Noteholder shall be exclusive of any right, power or remedy referred to in this Note or the Agreement, or now or hereafter available at law, in equity, by statute or otherwise.

     3.  Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS
BETWEEN CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.

     4.  Notices.  Except as otherwise provided herein, all communications
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hereunder shall be in writing or by either telecopier or telegraph and, if to the Company, shall be mailed, telecopied or telegraphed or delivered to Brilliant Interactive, Inc., c/o Murray Markiles, Esq., Troop Melsinger Steuber & Pasich, LLP, 10940 Wilshire Blvd., Los Angeles CA 90024

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(telecopier: (310) 443-8601); and if to the Noteholder, shall be mailed, telecopied, telegraphed or delivered to Reefknot Limited, One Stokes Place, St. Stephens Green, Dublin 2, Republic of Ireland. All notices given by telecopy or telegraph shall be promptly confirmed by letter. Any party hereto may by notice so given change its address for future notice hereunder.

     5.   Miscellaneous.
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          a.  In case any provision of this Note shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable, the intent of the parties, and the validity, legality and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

          b. Any provision of this Note may be amended, waived or modified upon the written consent of the transferee, successor or assign of the Noteholder. If this Note is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Note, include the surrender and cancellation thereof), issue a new Note of like denomination and tenor as the Note so lost, stolen, mutilated or destroyed.

          c. This Note constitutes the full and entire understanding and agreement between the parties with respect to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.


                                    Brilliant Interactive, Inc.



                                    By:   /s/ Mark Miller
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                                    Its:     DIRECTOR
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